Shareholder Letter Q4 2021

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Dear Shareholders, 2021 was a very productive year for us, and we ended it materially larger, more diversified, and strategically stronger than ever. The year kicked off with a substantial capital raise that we expect will set our business up for years of sustained growth, and indeed we saw 100% revenue growth in Q4 '21, as compared with Q4 '20, and we ended the year with over $1B in cash and investments, almost double where we started it. We also diversified our book by scaling our recently launched higher- premium products, while using our expanded portfolio to increase bundling, cross selling and upselling. These combined to grow Premium per customer by $53 in 2021, significantly outpacing the prior year's $36, itself a record year. We expect to beat this record again and again in the coming years as our newer products, and the resultant bundles we can now offer, buoy this metric. Speaking of newer products, 2021 saw us begin and complete the development of Lemonade Car, a monumental undertaking, as well as signing an agreement to acquire Metromile, and with it the data, talent, and technology needed to propel Lemonade Car forward. We entered the year with no auto insurance assets, and exited it with the makings of the most delightful, seamless, fair, and precise offering on the market. More on the early results from Lemonade Car below. Looking to 2022, having rounded out the major product categories (in 18 months we moved from a monoline underwriter, to offering pet, life, and car in addition to home and renters), we expect that this will be the year we shift much of our firepower to the next phase of our growth. 3

Win With Technology Grow With Our Customers Our strategy, as laid out in our S-1, has always been twofold: ‘win with technology’ and ‘grow with our customers,' and our investments in recent years have therefore largely been in creating the technological infrastructure needed to ‘win with technology,' and creating the suite of products needed to ‘grow with our customers.' While we will continue to develop new products and new technologies for many years to come, for the first time we believe we've achieved a critical mass of both, enabling us to shift resources to harnessing our technology and products in new ways. This means leveraging our technology to lower expense ratio through automation, and loss ratio through machine learning, while growing LTV/CAC through cross selling and bundling. None of this is entirely new - we've been investing in all these for years - but in prior years those investments took a backseat to new product launches and technology build out. We expect that the balance will now shift, and over the coming quarters and years this shift will take our business to new levels 4 of efficiency, growth, and profitability. Indeed, 2022 is expected to be our year of peak losses. Our two-pronged strategy -‘win with technology’ and ‘grow with our customers’ - is reflected in the structural difference between us and the rest of the industry, and we believe these differences highlight the tremendous opportunity that lies before us: • In contrast with insurtechs: At first approximation, every other ‘insurtech’ company is a single- product business, offering either car, or home, or life, or pet or renters coverage. Uniquely, Lemonade offers all five on a unified platform. While specialization has its advantages, a monoline strategy can increase concentration risk, cap LTV, preclude bundling, force customers to engage with competitors, and mean that growth comes primarily from adding customers, rather than growing with them. In contrast, we believe our 360° strategy dampens volatility, lowers CAC and dramatically boost LTV. • In contrast with incumbents: Incumbents typically have complete insurance product suites, but lack the technological foundations needed to lower expense ratio through automation, and to move from proxy-based pricing to precision pricing. While the wheels of insurance move slowly, we believe our technology offers Lemonade a strategic advantage that will manifest ever more with every turn of the flywheel. We expect this to express itself in loss ratio and expense ratio trend lines already in the second half of 2022, and for this advantage to compound in the years that follow. 5

Lemonade Car: Update and Strategy Moving Forward Lemonade Car is off to a strong start in Illinois, with about 3/4 of Lemonade Car customers bundling it with at least one other Lemonade policy. The sales generated by Lemonade Car in Illinois in the fourth quarter represent more than a 3x increase relative to the same-period-sales following our Lemonade Pet launch in Illinois. We have outstanding NPS across our customer and claims experience groups so far, and have multiple state launches on the horizon. We are working closely with regulators towards closing our acquisition of Metromile, a transaction we expect to complete in the second quarter. In the subsequent quarters, we'll not only seek to integrate Metromile's teams, systems, and processes, but also develop and launch a pay-per-mile car product on Lemonade infrastructure that is compelling for both new and existing customers. Loss Ratio Our Q4 21 gross loss ratio was 96%, up from 73% a year ago, and 77% in the third quarter '21. A meaningful driver of this sequential increase is an unfavorable prior period development due to a handful of older large losses for which we under-reserved. Notably, there was no spike in our accident- quarter loss ratio from Q3 to Q4 . To understand our elevated loss ratio in recent quarters, we'd like to highlight a theme from last quarter's letter. Our business mix has evolved considerably since a year ago, with US-based renters comprising less than half of the book, relative to ~2/3 a year ago. The lines of business that have captured that share (home & pet) demonstrate higher loss ratios than our more mature, stable renters book. 6

We have many ongoing projects, across the organization, to improve underwriting profitability in our newer lines of business, and these are yielding steady improvements in both home, and pet loss ratios. Nevertheless, these improvements have been outpaced by these products' growth, meaning that our aggregate loss ratio has climbed even as our per product loss ratios have improved. We expect the one to catch up with the other over time. This puts us on a path to getting the loss ratios of all Lemonade product lines to under 75%, but in the near term it's possible we'll see quarters with loss ratios above this level as our newer lines mature. This is to be expected, and is a natural and temporary cost of launching and scaling new products. 7

Q4 2021 Results, KPIs and Non-GAAP Financial Measures In Force Premium IFP, defined as the aggregate annualized premium for customers as of the period end date, increased by 78% to $380 million as compared to the fourth quarter of 2020, primarily due to a 43% increase in the number of customers as well as a 25% increase in premium per customer. Customers Customer count increased by 43% to 1,427,481 as compared to the fourth quarter of 2020. Premium per customer Premium per customer, defined as in force premium divided by customers, was $266 at the end of the fourth quarter, up 25% from the fourth quarter of 2020. This is primarily due to the continued shift of our business mix toward products with higher average policy values, an increasing prevalence of multiple policies per customer, and growth in the overall average policy value. 8

Annual Dollar Retention Annual dollar retention, defined as the percentage of IFP retained over a twelve month period, inclusive of changes in policy value, changes in number of policies, changes in policy type, and churn, was 82% at the end of the quarter, up by 4% percentage points from the fourth quarter of 2020. This is primarily due to an increasing prevalence of multiple policies per customer. Gross Earned Premium Fourth quarter gross earned premium of $89.3 million increased by $39.3 million or 79% as compared to the fourth quarter of 2020, primarily due to the increase of in force premium earned during the quarter. Revenue Fourth quarter total revenue of $41.0 million increased by $20.5 million or 100% as compared to the fourth quarter of 2020, primarily due to the increase of gross earned premium during the quarter, increases in net investment income & commission income, and a modest reduction in the scope of our quota share program. Gross Profit Fourth quarter gross profit of $7.8 million increased by $0.3 million or 4.0% as compared to the fourth quarter of 2020, primarily due to the increase in gross earned premium, partially offset by a higher net loss ratio. Adjusted Gross Profit Fourth quarter adjusted gross profit of $12.6 million increased by $3.1 million or 33% as compared to the fourth quarter of 2020, primarily due to the increase in gross earned premium, partially offset by a higher net loss ratio. 9

Adjusted gross profit is a non-GAAP metric. Reconciliations of GAAP to non- GAAP financial measures, as well as definitions for the non-GAAP financial measures included in this letter and the reasons for their use, are presented at the end of this letter. Operating Expense Total operating expense, excluding net loss and loss adjustment expense, in Q4 increased by 89% to $84.5 million as compared to the $44.6 million in the fourth quarter of 2020, driven primarily by increases in the following expense lines: • Sales & marketing: primarily driven by an increased investment in advertising and employee-related expenses to support our continued growth and expansion • Technology development: primarily driven by increased employee- related expenses to support our continued growth and product development initiatives • General & administrative: primarily driven by increased employee- related expenses and overhead costs to support our continued growth Net Loss Net loss in Q4 was $70.3 million, or $(1.14) per share, as compared to $33.9 million, or $(0.60) per share, in the fourth quarter of 2020, primarily driven by a higher loss ratio due to greater sales of our newer products (home, pet), an increased pace of hiring to support our recent launch of Lemonade Car, and greater growth marketing spend. 10

Adjusted EBITDA Adjusted EBITDA loss of $51.2 million increased by $21.5 million as compared to the fourth quarter of 2020, primarily due to increased operating expenses. Adjusted EBITDA is a non-GAAP metric. Reconciliations of GAAP to non- GAAP financial measures, as well as definitions for the non-GAAP financial measures included in this letter and the reasons for their use, are presented at the end of this letter. Cash The Company’s cash, cash equivalents, and investments totaled $1.1 billion at December 31, 2021 as compared to $578 million as of December 31, 2020, primarily reflecting the net proceeds from our follow-on offering of approximately $640 million, partially offset by $144.6 million of cash used in operations. As of December 31, 2021, approximately $184.2 million in cash, cash equivalents, and investments, was held in accounts owned by our US and Dutch insurance company subsidiaries, and our Dutch insurance holding company, which are restricted by statute as to the amount of dividends they may pay without the prior approval of their respective regulatory authorities. 11

Key Operating and Financial Metrics Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 ($ in millions, except Premium per customer) Customers (end of period) 1,427,481 1,000,802 1,427,481 1,000,802 In force premium (end of period) $ 380.1 $ 213.0 $ 380.1 $ 213.0 Premium per customer (end of period) $ 266 $ 213 $ 266 $ 213 Annual dollar retention (end of period) 82% 79% 82% 79% Total revenue $ 41.0 $ 20.5 $ 128.4 $ 94.4 Gross earned premium $ 89.3 $ 50.0 $ 292.0 $ 158.7 Gross profit $ 7.8 $ 7.5 $ 31.2 $ 24.8 Adjusted gross profit $ 12.6 $ 9.5 $ 45.6 $ 31.2 Net loss $ (70.3) $ (33.9) $ (241.3) $ (122.3) Adjusted EBITDA $ (51.2) $ (29.7) $ (184.2) $ (97.9) Gross profit margin 19% 37% 24% 26% Adjusted gross profit margin 31% 46% 36% 33% Ratio of Adjusted Gross Profit to Gross Earned Premium 14% 19% 16% 20% Gross loss ratio 96% 73% 90% 71% Net loss ratio 98% 76% 93% 71% 12

Q1 2022 Guidance Guidance for First Quarter 2022 We expect: • In force premium at March 31 of $405 - $410 million • Gross earned premium of $92 - $94 million • Revenue of $41 - $43 million • Adjusted EBITDA loss of $(70) - $(65) million • Stock-based compensation expense of approximately $20 million • Capital expenditures of approximately $2 million Guidance for Full Year 2022 For the full year 2022, please note that we expect the Metromile transaction will close during Q2, and that our total annual IFP will grow approximately 70% during 2022. The guidance below, however, excludes the expected impact of the closing of the Metromile acquisition: • In force premium at December 31 of $530 - $540 million • Gross earned premium of $423 - $427 million • Revenue of $202 - $205 million • Adjusted EBITDA loss of $(290) - $(275) million • Stock-based compensation expense of approximately $80 million • Capital expenditures of approximately $10 million A full reconciliation of adjusted EBITDA guidance to net loss on a forward- looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to income tax expense, depreciation and amortization, interest income, net investment income, and other transactions that we consider to be unique in nature, all of which are adjustments to adjusted EBITDA. We have provided a reconciliation of GAAP to non-GAAP financial measures for the fourth quarter 2021 in the reconciliation tables at the end of this letter. 13

In addition, we are unable to provide reconciling information with respect to gross earned premium guidance, revenue guidance, adjusted EBITDA guidance, stock based compensation expense guidance, and capital expenditures guidance including the impact of the Metromile acquisition without unreasonable efforts. 14

Non-GAAP financial measures and key operating metrics The non-GAAP financial measures used in this letter to shareholders are adjusted gross profit, Ratio of Adjusted Gross Profit to Gross Earned Premium, and adjusted EBITDA. We define adjusted EBITDA as net loss excluding interest expense, income tax expense, depreciation, amortization, stock-based compensation, net investment income, and other transactions that we consider to be unique in nature. We exclude these items from adjusted EBITDA because we do not consider them to be directly attributable to our underlying operating performance. We use adjusted EBITDA as an internal performance measure in the management of our operations because we believe it gives our management and other customers of our financial information useful insight into our results of operations and our underlying business performance. Adjusted EBITDA should not be viewed as a substitute for net loss calculated in accordance with GAAP, and other companies may define adjusted EBITDA differently. We define adjusted gross profit as gross profit excluding net investment income, plus fixed costs and overhead associated with our underwriting operations including employee-related costs and professional fees and other, and depreciation and amortization allocated to cost of revenue. After these adjustments, the resulting calculation is inclusive of only those variable costs of revenue incurred in the successful acquisition of business and without the volatility of investment income. We use adjusted gross profit as a key measure of our progress toward profitability and to consistently evaluate the variable contribution to our business from underwriting operations from period to period. We define Ratio of Adjusted Gross Profit to Gross Earned Premium as the ratio of adjusted gross profit to gross earned premium. The Ratio of Adjusted Gross Profit to Gross Earned Premium measures the relationship between the underlying business volume and gross economic benefit generated by our 15 underwriting operations, on the one hand, and our underlying profitability trends, on the other. We rely on this measure, which supplements our gross profit ratio as calculated in accordance with GAAP, because it provides management with insight into our underlying profitability trends over time. The non-GAAP financial measures used in this letter to shareholders have not been calculated in accordance with GAAP and should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. In addition, adjusted gross profit and adjusted EBITDA should not be construed as indicators of our operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that they fail to address. We caution investors that non- GAAP financial information, by its nature, departs from traditional accounting conventions. Therefore, its use can make it difficult to compare our current results with our results from other reporting periods and with the results of other companies. Our management uses these non-GAAP financial measures, in conjunction with GAAP financial measures, as an integral part of managing our business and to, among other things: (i) monitor and evaluate the performance of our business operations and financial performance; (ii) facilitate internal comparisons of the historical operating performance of our business operations; (iii) facilitate external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of our management team; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. 16

Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this letter to shareholders. This letter to shareholders also includes key performance indicators, including customers, in force premium, premium per customer, annual dollar retention, gross earned premium, gross loss ratio and net loss ratio. We define customers as the number of current policyholders underwritten by us or placed by us with third-party insurance partners (who pay us recurring commissions) as of the period end date. A customer that has more than one policy counts as a single customer for the purposes of this metric. We view customers as an important metric to assess our financial performance because customer growth drives our revenue, expands brand awareness, deepens our market penetration, creates additional upsell and cross-sell opportunities and generates additional data to continue to improve the functioning of our platform. We define in force premium ("IFP") as the aggregate annualized premium for customers as of the period end date. At each period end date, we calculate IFP as the sum of: (i) In force written premium — the annualized premium of in force policies underwritten by us; and (ii) In force placed premium — the annualized premium of in force policies placed with third party insurance companies for which we earn a recurring commission payment. In force placed premium currently reflects less than 2% of IFP. The annualized value of premiums is a legal and contractual determination made by assessing the contractual terms with our customers. The annualized value of contracts is not determined by reference to historical revenues, deferred revenues or any other GAAP financial measure over any period. IFP is not a forecast of future revenues nor is it a reliable indicator of revenue expected to be earned in any given period. We believe that our calculation of IFP is useful to analysts and investors because it captures the impact of growth in customers and premium per customer at the end of each reported period, without 17 adjusting for known or projected policy updates, cancellations, rescissions and non-renewals. We use IFP because we believe it gives our management useful insight into the total reach of our platform by showing all in force policies underwritten and placed by us. Other companies, including companies in our industry, may calculate IFP differently or not at all, which reduces the usefulness of IFP as a tool for comparison. We define premium per customer as the average annualized premium customers pay for products underwritten by us or placed by us with third- party insurance partners. We calculate premium per customer by dividing IFP by customers. We view premium per customer as an important metric to assess our financial performance because premium per customer reflects the average amount of money our customers spend on our products, which helps drive strategic initiatives. We define annual dollar retention ("ADR"), as the percentage of IFP retained over a twelve month period, inclusive of changes in policy value, changes in number of policies, changes in policy type, and churn. To calculate ADR we first aggregate the IFP from all active customers at the beginning of the period and then aggregate the IFP from those same customers at the end of the period. ADR is then equal to the ratio of ending IFP to beginning IFP. We believe that our calculation of ADR is useful to analysts and investors because it captures our ability to retain customers and sell additional products and coverage to them over time. We view ADR as an important metric to measure our ability to provide a delightful end-to-end customer experience, satisfy our customers’ evolving insurance needs and maintain our customers’ trust in our products. Our customers become more valuable to us every year they continue to subscribe to our products. Other companies, including companies in our industry, may calculate ADR differently or not at all, which reduces the usefulness of ADR as a tool for comparison. Gross earned premium is the earned portion of our gross written premium. We use this operating metric as we believe it gives our management and 18 other users of our financial information useful insight into the gross economic benefit generated by our business operations and allows us to evaluate our underwriting performance without regard to changes in our underlying reinsurance structure. Unlike net earned premium, gross earned premium excludes the impact of premiums ceded to reinsurers, and therefore should not be used as a substitute for net earned premium, total revenue, or any other measure presented in accordance with GAAP. We define gross loss ratio, expressed as a percentage, as the ratio of losses and loss adjustment expense to gross earned premium. We define net loss ratio, expressed as a percentage, as the ratio of losses and loss adjustment expense, less amounts ceded to reinsurers, to net earned premium. Links The information contained on, or that can be accessed through, hyperlinks included herein is deemed not to be incorporated in or part of this shareholder letter. Earnings teleconference information The Company will discuss its fourth quarter 2021 financial results during a teleconference on February 24, 2022, at 8:00 AM ET. The conference call (ID code 10163667) can be accessed at 1-844-850-0549. A live audio webcast of the call will also be available simultaneously at https://investor.lemonade.com 19

Following completion of the call, a recorded replay of the webcast will be available on the investor relations section of Lemonade’s website. Additional investor information can be accessed at https://investor.lemonade.com About Lemonade Lemonade offers renters, homeowners, pet, car, and life insurance. Powered by artificial intelligence and behavioral economics, Lemonade’s full stack insurance carriers in the US and the EU replace brokers and bureaucracy with bots and machine learning, aiming for zero paperwork and instant everything. A Certified B-Corp, Lemonade gives unused premiums to nonprofits selected by its community, during its annual Giveback. Lemonade is currently available in the United States, Germany, the Netherlands, and France, and continues to expand globally. For more information, please visit www.lemonade.com, and follow Lemonade on Twitter or Instagram. Media inquiries: press@lemonade.com Investor contact: ir@lemonade.com Forward-looking statement safe harbor This letter to shareholders contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this letter to shareholders that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our anticipated financial performance, including our financial outlook for the first quarter of 2022 and the full year 2022, our expectations related to the acquisition of Metromile and the anticipated roll-out of Lemonade Car, our industry, business strategy, plans, goals and expectations concerning our market position, future operations and other financial and operating information. 20

These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: Our history of losses and the fact that we may not achieve or maintain profitability in the future; our ability to retain and expand our customer base; the fact that the “Lemonade” brand may not become as widely known as incumbents’ brands or the brand may become tarnished; the denial of claims or our failure to accurately and timely pay claims; our ability to attain greater value from each user; the novelty of our business model and its unpredictable efficacy and susceptibility to unintended consequences; the possibility that we could be forced to modify or eliminate our Giveback, which could undermine our business model; the examinations and other targeted investigations by our primary and other state insurance regulators that could result in adverse examination findings and necessitate remedial actions; our limited operating history; our ability to manage our growth effectively; the impact of intense competition in the segments of the insurance industry in which we operate on our ability to attain or increase profitability; the unavailability of reinsurance at current levels and prices, which could limit our ability to write new business; our ability to renew reinsurance contracts on comparable duration and terms to those currently in effect; our exposure to counterparty risks as a result of reinsurance; the loss of personal customer information, damage to our reputation and brand, or harm to our business and operating results as a result of security incidents or real or perceived errors, failures or bugs in our systems, website or app; our actual or perceived failure to protect customer information and other data, respect customers’ privacy, or comply with data privacy and security laws and regulations; our ability to comply with extensive insurance industry regulations and the need to incur additional costs or devote additional 21 resources to comply with changes to existing regulations; our exposure to additional regulatory requirements specific to other vertical markets that we enter or have entered, including auto, pet and life insurance, and the need to devote additional resources to comply with these regulations; uncertainties as to the timing of the consummation of the proposed transaction and the ability of the parties to consummate the proposed transaction; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the approval of Metromile’s stockholders; the ability to obtain required regulatory approvals at all or in a timely manner; any litigation related to the proposed transaction; disruption of Metromile’s or Lemonade’s current plans and operations as a result of the proposed transaction; the ability of Metromile or Lemonade to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Lemonade to successfully integrate Metromile’s operations, product lines and technology; the ability of Lemonade to implement its plans, forecasts and other expectations with respect to Metromile’s business after the completion of the transaction and realize additional opportunities for growth and innovation; the ability of Lemonade to realize the anticipated synergies from the proposed transaction in the anticipated amounts or within the anticipated timeframes or costs expectations or at all; the ability to maintain relationships with Lemonade’s and Metromile’s respective employees, customers, other business partners and governmental authorities; and the other risks, uncertainties and important factors contained and identified;and our inability to predict the lasting impacts of COVID-19 to our business in particular, and the global economy generally. 22

These and other important factors are discussed under the caption “Risk Factors” in our Form 10-K filed with the SEC on March 8, 2021 and in our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this shareholder letter. Any such forward-looking statements represent management’s beliefs as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. 23

Condensed Consolidated Statements of Operations and Comprehensive Loss $ in millions, except per share amounts, unaudited Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 Revenue Net earned premium $ 25.4 $ 12.3 $ 77.0 $ 77.3 Ceding commission income 13.0 7.9 44.9 15.3 Net investment income 0.9 0.2 1.9 1.5 Commission and other income 1.7 0.1 4.6 0.3 Total revenue 41.0 20.5 128.4 94.4 Expense Loss and loss adjustment expense, net 24.9 9.3 71.9 54.7 Other insurance expense 7.8 3.6 24.1 14.4 Sales and marketing 37.2 22.9 141.6 80.4 Technology development 16.4 6.4 51.8 19.4 General and administrative 23.1 11.7 72.6 46.3 Total expense 109.4 53.9 362.0 215.2 Loss before income taxes (68.4) (33.4) (233.6) (120.8) Income tax expense 1.9 0.5 7.7 1.5 Net loss $ (70.3) $ (33.9) $ (241.3) $ (122.3) Other comprehensive income, net of tax Unrealized (loss) gain on investments (4.5) — (5.7) 0.1 Foreign currency translation adjustment 1.0 1.1 0.5 1.6 Comprehensive loss $ (73.8) $ (32.8) $ (246.5) $ (120.6) Per share data: Net loss per share attributable to common stockholders — basic and diluted $ (1.14) $ (0.60) $ (3.94) $ (3.63) Weighted average common shares outstanding — basic and diluted 61,634,509 56,645,412 61,224,433 33,654,828 24

Condensed Consolidated Balance Sheets $ in millions, except per share amounts, unaudited December 31, 2021 2020 Assets Investments Fixed maturities available-for-sale, at fair value (amortized cost: $696.8 million and $6.4 million as of December 31, 2021 and 2020) $ 691.4 $ 6.6 Short-term investments (cost: $110.4 million) 110.4 — Total investments 801.8 6.6 Cash, cash equivalents and restricted cash 270.6 571.4 Premium receivable, net of allowance for credit losses of $1.6 million and $0.5 million as of December 31, 2021 and 2020 127.0 86.1 Reinsurance recoverable 89.8 49.0 Prepaid reinsurance premium 149.6 91.3 Deferred acquisition costs 6.2 3.5 Property and equipment, net 11.7 5.7 Intangible assets 0.6 0.6 Other assets 53.2 14.5 Total assets $ 1,510.5 $ 828.7 Liabilities and Stockholders' Equity Unpaid losses and loss adjustment expenses $ 97.9 $ 46.3 Unearned premium 207.7 123.8 Trade payables 1.0 1.4 Funds held for reinsurance treaties 103.1 62.1 Deferred ceding commission 36.5 22.4 Ceded premium payable 18.7 13.0 Other liabilities and accrued expenses 57.4 18.7 Total liabilities 522.3 287.7 Commitments and contingencies Stockholders' equity: Common stock, $0.00001 par value, 200,000,000 shares authorized as of December 31, 2021 and 2020; 61,660,996 shares and 56,774,294 shares issued and outstanding as of December 31, 2021 and 2020, respectively — — Additional paid-in capital 1,553.5 859.8 Accumulated deficit (561.9) (320.6) Accumulated other comprehensive income (3.4) 1.8 Total stockholders' equity 988.2 541.0 Total liabilities and stockholders' equity $ 1,510.5 $ 828.7 25

Condensed Consolidated Statements of Cash Flows $ in millions, unaudited Year Ended December 31, 2021 2020 Cash flows from operating activities: Net loss $ (241.3) $ (122.3) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation 3.7 1.7 Stock-based compensation 44.1 10.6 Amortization of discount on bonds (4.2) (0.4) Provision for bad debt 6.2 2.2 Common shares contribution to Lemonade Foundation — 12.2 Unrealized loss on money market funds — 0.1 Changes in operating assets and liabilities: Premium receivable (47.2) (34.2) Reinsurance recoverable (40.8) (28.7) Prepaid reinsurance premium (58.3) (90.3) Deferred acquisition costs (2.7) (1.7) Other assets (38.6) (12.0) Unpaid losses and loss adjustment expenses 51.6 18.1 Unearned premium 83.9 55.8 Trade payables (0.4) 0.7 Funds held for reinsurance treaties 41.0 62.1 Deferred ceding commission 14.1 22.4 Ceded premium payable 5.7 9.1 Other liabilities and accrued expenses 38.6 2.9 Net cash used in operating activities (144.6) (91.7) Cash flows from investing activities: Proceeds from short-term investments sold or matured 20.2 70.0 Proceeds from bonds sold or matured 27.2 2.3 Cost of short-term investments acquired (130.8) (14.9) Cost of bonds acquired (712.0) (2.9) Purchases of property and equipment (9.4) (4.4) Net cash provided by (used in) investing activities (804.8) 50.1 Cash flows from financing activities: Proceeds from initial public offering and Follow-on Offering, net of underwriting discounts and commissions and offering costs 640.3 338.0 Proceeds from release of shares upon repayment — 1.3 Proceeds from stock exercises 9.3 1.8 Net cash provided by financing activities 649.6 341.1 Effect of exchange rate changes on cash, cash equivalents and restricted cash (1.0) 1.6 Net (decrease) increase in cash, cash equivalents and restricted cash (300.8) 301.1 Cash, cash equivalents and restricted cash at beginning of year 571.4 270.3 Cash, cash equivalents and restricted cash at end of year $ 270.6 $ 571.4 Supplemental disclosure of cash flow information: Cash paid for income taxes $ 3.2 $ 1.6 26

Reconciliation of Non-GAAP Financial Measures to their Most Directly Comparable GAAP Financial Measures $ in millions, except for per share information, unaudited Adjusted Gross Profit and Adjusted Gross Profit Margin The following table provides a reconciliation of total revenue to adjusted gross profit and the related adjusted gross profit margin for the periods presented: Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 ($ in millions) Total revenue $ 41.0 $ 20.5 $ 128.4 $ 94.4 Adjustments: Loss and loss adjustment expense, net $ (24.9) $ (9.3) $ (71.9) $ (54.7) Other insurance expense (7.8) (3.6) (24.1) (14.4) Depreciation and amortization (0.5) (0.1) (1.2) (0.5) Gross profit $ 7.8 $ 7.5 $ 31.2 $ 24.8 Gross profit margin (% of total revenue) 19% 37% 24% 26% Adjustments: Net investment income $ (0.9) $ (0.2) $ (1.9) $ (1.5) Employee-related costs 3.4 1.2 9.2 4.1 Professional fees and other 1.8 0.9 5.9 3.3 Depreciation and amortization 0.5 0.1 1.2 0.5 Adjusted gross profit $ 12.6 $ 9.5 $ 45.6 $ 31.2 Adjusted gross profit margin (% of total revenue) 31% 46% 36% 33% 27

Ratio of Adjusted Gross Profit to Gross Earned Premium The following table sets forth our calculation of the Ratio of Adjusted Gross Profit to Gross Earned Premium for the periods presented: Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 ($ in millions) Numerator: Adjusted gross profit $ 12.6 $ 9.5 $ 45.6 $ 31.2 Denominator: Gross earned premium $ 89.3 $ 50.0 $ 292.0 $ 158.7 Ratio of Adjusted Gross Profit to Gross Earned Premium 14% 19% 16% 20% Adjusted EBITDA The following table provides a reconciliation of adjusted EBITDA to net loss for the periods presented: Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 ($ in millions) Net loss $ (70.3) $ (33.9) $ (241.3) $ (122.3) Adjustments: Income tax expense 1.9 0.5 7.7 1.5 Depreciation and amortization 1.2 0.6 3.7 1.7 Stock-based compensation 13.4 3.3 44.1 10.6 Contribution to the Lemonade Foundation — — — 12.2 Transaction costs 3.5 — 3.5 — Interest income — — — (0.1) Net investment income (0.9) (0.2) (1.9) (1.5) Adjusted EBITDA $ (51.2) $ (29.7) $ (184.2) $ (97.9) 28

Supplemental Financial Information $ in millions, unaudited Stock-based compensation Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 Loss and loss adjustment expense, net $ 0.5 $ 0.2 $ 1.5 $ 0.4 Other insurance expense 0.2 0.2 1.0 0.7 Sales and marketing 1.3 0.6 5.1 2.7 Technology development 5.4 1.0 18.2 3.1 General and administrative 6.0 1.3 18.3 3.7 Total stock-based compensation expense $ 13.4 $ 3.3 $ 44.1 $ 10.6 Written and Earned Premium Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 ($ in millions) Gross written premium $ 93.6 $ 58.4 $ 375.7 $ 214.4 Ceded written premium (63.3) (42.8) (273.4) (171.7) Net written premium $ 30.3 $ 15.6 $ 102.3 $ 42.7 Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 ($ in millions) Gross earned premium $ 89.3 $ 50.0 $ 292.0 $ 158.7 Ceded earned premium (63.9) (37.7) (215.0) (81.4) Net earned premium $ 25.4 $ 12.3 $ 77.0 $ 77.3 29

Historical Operating Metrics Dec. 31, Mar. 31, Jun. 30, Sept. 30, Dec. 31, Mar. 31, Jun. 30, Sept. 30, Dec. 31, 2019 2020 2020 2020 2020 2021 2021 2021 2021 Customers (end of period) 643,118 729,325 814,160 941,313 1,000,802 1,096,618 1,206,172 1,363,754 1,427,481 In force premium (end of period) $ 113.8 $ 133.3 $ 155.1 $ 188.9 $ 213.0 $ 251.7 $ 296.8 $ 346.7 $ 380.1 Premium per customer (end of period) $ 177 $ 183 $ 190 $ 201 $ 213 $ 229 $ 246 $ 254 $ 266 Annual dollar retention (end of period) 69% 70% 73% 76% 79% 81% 82% 82% 82% Total revenue $ 23.5 $ 26.2 $ 29.9 $ 17.8 $ 20.5 $ 23.5 $ 28.2 $ 35.7 $ 41.0 Gross earned premium $ 26.0 $ 30.5 $ 35.3 $ 42.9 $ 50.0 $ 56.2 $ 66.9 $ 79.6 $ 89.3 Gross profit $ 4.8 $ 4.6 $ 5.4 $ 7.3 $ 7.5 $ 1.9 $ 9.8 $ 11.7 $ 7.8 Adjusted gross profit $ 5.1 $ 5.4 $ 7.0 $ 9.3 $ 9.5 $ 5.0 $ 12.8 $ 15.2 $ 12.6 Net loss $ (32.7) $ (36.5) $ (21.0) $ (30.9) $ (33.9) $ (49.0) $ (55.6) $ (66.4) $ (70.3) Adjusted EBITDA $ (31.4) $ (22.4) $ (18.2) $ (27.6) $ (29.7) $ (41.3) $ (40.4) $ (51.3) $ (51.2) Gross profit margin 20% 18% 18% 41% 37% 8% 35% 33% 19% Adjusted gross profit margin 22% 21% 23% 52% 46% 21% 45% 43% 31% Ratio of Adjusted Gross Profit to Gross Earned Premium 20% 18% 20% 22% 19% 9% 19% 19% 14% Gross loss ratio 73% 72% 67% 72% 73% 121% 74% 77% 96% Net loss ratio 69% 72% 70% 65% 76% 120% 80% 81% 98% 30

Appendix to the Q4 2021 Shareholder Letter

Customers (in ‘000s) In Force Premium ($s in m) 43% 56% YoY growth 78%87% 643 1,001 1,427 Q4 19 Q4 20 Q4 21 $113.8 $213.0 $380.1 Q4 19 Q4 20 Q4 21 $177 $213 $266 Q4 19 Q4 20 Q4 21 Premium Per Customer 25% 20% * = Appendix p.2

Gross Earned Premium (“GEP”) ($s in m) Revenue (1) ($s in m) $23.5 $20.5 $41.0 Q4 19 Q4 20 Q4 21 100%(13%) YoY growth $26.0 $50.0 $89.3 Q4 19 Q4 20 Q4 21 79% 92% (1) Our ‘proportional reinsurance’ agreements went into effect at the beginning of Q3 20, increasing the proportion of premium that is ceded. This drives the YoY decline in revenue in 2020. Appendix p.3

Loss Ratio Gross Loss Ratio (1) Net Loss Ratio (1) (1) We define gross loss ratio, expressed as a percentage, as the ratio of losses and loss adjustment expense to gross earned premium, and net loss ratio, expressed as a percentage, as the ratio of losses and loss adjustment expense, less amounts ceded to reinsurers, to net earned premium. Appendix p.4 87% 82% 78% 73% 72% 67% 72% 73% 121% 74% 77% 96% 75% 74% 71% 69% 72% 70% 65% 76% 120% 80% 81% 98% Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21

Gross Profit ($s in m) Gross Profit Margin 4%56% 20% 37% 19% Q4 19 Q4 20 Q4 21 YoY growth Appendix p.5 $4.8 $7.5 $7.8 Q4 19 Q4 20 Q4 21

Adj. Gross Profit (1) ($s in m) Ratio of Adj. Gross Profit to GEP $5.1 $9.5 $12.6 Q4 19 Q4 20 Q4 21 33%86% (1) This is a non-GAAP metric. For a description of these metrics and a reconciliation to the most directly comparable GAAP measure, please see "Reconciliation of Non-GAAP Financial Measures to GAAP" and "Non-GAAP financial measures and key operating metrics". Specifically for Q4 19, the most comparable GAAP metric of Gross Profit was $4.8m; adjustments to Adj. Gross Profit are net investment income of ($1.3m), employee-related expense of $0.8m, professional fees and other expense of $0.8m. 20% 19% 14% Q4 19 Q4 20 Q4 21 YoY growth Appendix p.6

($23.6) ($22.9) ($37.2) ($40.5) ($44.6) ($84.5) Q4 19 Q4 20 Q4 21 Other insurance expense Sales and marketing Technology development General and administrative Operating Expenses (1) ($s in m) (1) Represents total expense less loss and loss adjustment expense, net. Appendix p.7

Net Loss ($s in m) Adj. EBITDA (1) ($s in m) (72%)5% YoY growth (107%) (4%) (1) This is a non-GAAP metric. For a description of these metrics and a reconciliation to the most directly comparable GAAP measure, please see "Reconciliation of Non-GAAP Financial Measures to GAAP" and "Non-GAAP financial measures and key operating metrics". Specifically for Q4 19, the most comparable GAAP metric of Net Loss was ($32.7m); adjustments to Adj. EBITDA are income tax expense of $0.3m, depreciation and amortization of $0.3m, stock-based compensation expense of $2.0m and net investment income expense of ($1.3m). Appendix p.8 ($32.7) ($33.9) ($70.3) Q4 19 Q4 20 Q4 21 ($31.4) ($29.7) ($51.2) Q4 19 Q4 20 Q4 21

Guidance (2) ($s in m) Q1 2022 Full Year 2022 $405 $410 $92 $94 $41 $43 ($70) ($65) ($290) ($275) $202 $205 $423 $427 $530 $540 Low High Low High In Force Premium (as of end of period) Gross Earned Premium Revenue Adj. EBITDA (1) (1) Adj. EBITDA is a non-GAAP metric. A full reconciliation of Adj. EBITDA guidance to net loss on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to income tax expense, depreciation and amortization, interest income, net investment income, and other transactions that we consider to be unique in nature, all of which are adjustments to Adj. EBITDA. We estimate that stock-based compensation for the first quarter and full year 2022 is approximately $20m and $80m, respectively. (2) Does not include the impact of Metromile transaction. Appendix p.9